UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2006

Banc of America Commercial Mortgage Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2005, relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-127779 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-8509

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-5, which was made on January 10, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BANC OF AMERICA COMMERCIAL MORTGATE INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 24, 2006
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
James Wang 714.259.6289
james.wang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Mortgage Loan Characteristics
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4

Page 8-9
Page 10-12

Page 16-17
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Appraisal Reduction Detail
Realized Loss Detail
Page 18-22

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BACM0505
BACM0505_200601_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
13-Oct-05
10-Nov-05
10-Oct-46
Parties to The Transaction
Depositor: Banc of America Commercial Mortgage Inc.
Underwriter: Banc of America Securities LLC
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.bankofamerica.com
www.etrustee.net

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.450966%
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
REMIC II
Statement Date:
ABN AMRO Acct: 723053.1
981.642569160
8.651985344
0.000000000
972.990583817
3.857855267
Fixed
0.00
0.00
0.000000000
4.7160000000%
0.000000000
05947U2M9
A-1
65,500,000.00
566,705.04
0.00
63,730,883.24
252,689.52
64,297,588.28
1000.000000000
0.000000000
0.000000000
1000.000000000
4.167500000
Fixed
0.00
0.00
0.000000000
5.0010000000%
0.000000000
05947U2N7
A-2
245,000,000.00
0.00
0.00
245,000,000.00
1,021,037.50
245,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.266666638
0.00
0.00
0.000000000
5.1200000000%
0.000000000
05947U2P2
A-3A
114,950,000.00
0.00
0.00
114,950,000.00
490,453.33
114,950,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671800
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U3Y2
A-3B
50,000,000.00
0.00
0.00
50,000,000.00
217,883.59
50,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.209166683
0.00
0.00
0.000000000
5.0510000000%
0.000000000
05947U2Q0
A-SB
99,086,000.00
0.00
0.00
99,086,000.00
417,069.49
99,086,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.262500000
0.00
0.00
0.000000000
5.1150000000%
0.000000000
05947U2R8
A-4
799,100,000.00
0.00
0.00
799,100,000.00
3,406,163.75
799,100,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.313333316
0.00
0.00
0.000000000
5.1760000000%
0.000000000
05947U2S6
A-M
196,234,000.00
0.00
0.00
196,234,000.00
846,422.65
196,234,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.299338564
Fixed
0.00
0.00
0.000000000
5.1592062577%
0.000000000
05947U2T4
A-J
120,193,000.00
0.00
0.00
120,193,000.00
516,750.40
120,193,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671942
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U2V9
B
41,700,000.00
0.00
0.00
41,700,000.00
181,714.92
41,700,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671728
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U2W7
C
19,624,000.00
0.00
0.00
19,624,000.00
85,514.95
19,624,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671840
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U2X5
D
36,793,000.00
0.00
0.00
36,793,000.00
160,331.82
36,793,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671728
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U2Z0/U05951FU4/05947U3M8
E
19,624,000.00
0.00
0.00
19,624,000.00
85,514.95
19,624,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671735
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U3A4/U05951FV2/05947U3N6
F
24,529,000.00
0.00
0.00
24,529,000.00
106,889.33
24,529,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671781
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U3B2/U05951FW0/05947U3P1
G
26,982,000.00
0.00
0.00
26,982,000.00
117,578.70
26,982,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.357671735
0.00
0.00
0.000000000
5.2292062577%
0.000000000
05947U3C0/U05951FX8/05947U3Q9
H
24,529,000.00
0.00
0.00
24,529,000.00
106,889.33
24,529,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962499796
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3D8/U05951FY6/05947U3R7
J
12,265,000.00
0.00
0.00
12,265,000.00
48,600.06
12,265,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962499796
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3E6/U05951FZ3/05947U3S5
K
12,265,000.00
0.00
0.00
12,265,000.00
48,600.06
12,265,000.00
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.450966%
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
REMIC II
Statement Date:
ABN AMRO Acct: 723053.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962499490
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3F3/U05951GA7/05947U3T3
L
4,905,000.00
0.00
0.00
4,905,000.00
19,436.06
4,905,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962498981
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3G1/U05951GB5/05947U3U0
M
2,453,000.00
0.00
0.00
2,453,000.00
9,720.01
2,453,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962498981
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3H9/U05951GC3/05947U3V8
N
2,453,000.00
0.00
0.00
2,453,000.00
9,720.01
2,453,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962500340
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3J5/U05951GD1/05947U3W6
O
7,359,000.00
0.00
0.00
7,359,000.00
29,160.04
7,359,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962499949
0.00
0.00
0.000000000
4.7550000000%
0.000000000
05947U3K2/U05951GE9/05947U3X4
P
36,794,403.00
0.00
0.00
36,794,403.00
145,797.82
36,794,403.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.083661932
0.00
0.00
0.000000000
0.1003943174%
0.000000000
N
05947U2U1
XP
1,909,817,000.00
0.00
0.00
1,909,817,000.00
159,778.98
1,909,817,000.00
999.387255711
0.000000000
0.000000000
999.098465032
0.031732478
0.00
0.00
0.000000000
0.0381023209%
0.000000000
N
05947U2Y3/U05951FT7/05947U3L0
XC
1,962,338,403.00
0.00
0.00
1,960,569,286.31
62,269.86
1,961,135,991.35
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY1072
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,962,338,403.00
1,961,135,991.28
9,112,692.17
Total
1,960,569,286.24
566,705.04
0.00
8,545,987.13
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.450966%
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Torre Mayor Loan REMIC
Statement Date:
ABN AMRO Acct: 723053.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
7.5051700000%
0.000000000
TM
55,000,000.00
0.00
0.00
55,000,000.00
343,986.96
55,000,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY1080
R-TM
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
55,000,000.00
55,000,000.00
343,986.96
Total
55,000,000.00
0.00
0.00
343,986.96
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,607,564.56
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
8,890,881.81
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Other Information
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
8,829,024.56
)
(1,401.09
0.00
0.00
)
(281,636.31
)
(283,037.40
448,712.44
117,992.60
566,705.04
0.00
0.00
0.00
0.00
0.00
0.00
566,705.04
9,395,729.60
9,112,692.21
1,961,135,991.35
103
566,705.04
0.00
0
0.00
0.00
0
0.00
0
1,960,569,286.31
103
42,237.28
341,885.61
117,992.60
2,283,317.24
117,992.60
2,283,317.24
61,857.24
0.00
0.00
17,522.92
79,380.17
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(61,857.24
8,545,987.17
Interest Not Advanced (C
urrent Period
)
0.00
2,283,317.24
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(341,885.61
)
(42,237.28
0.00
0.00
0.00
Excess Liquidation Proceeds Amount
$0.00
0

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
3.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
252,689.52
252,689.52
252,689.52
0.00
30.00%
30.03%
30/360
4.716000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,021,037.50
1,021,037.50
1,021,037.50
0.00
30.00%
30.03%
30/360
5.001000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A
30
490,453.33
490,453.33
490,453.33
0.00
30.00%
30.03%
30/360
5.120000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3B
30
217,883.59
217,883.59
217,883.59
0.00
30.00%
30.03%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
417,069.49
417,069.49
417,069.49
0.00
30.00%
30.03%
30/360
5.051000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
3,406,163.75
3,406,163.75
3,406,163.75
0.00
30.00%
30.03%
30/360
5.115000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
846,422.65
846,422.65
846,422.65
0.00
20.00%
20.02%
30/360
5.176000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
516,750.40
516,750.40
516,750.40
0.00
13.88%
13.89%
30/360
5.159206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
181,714.92
181,714.92
181,714.92
0.00
11.75%
11.76%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
85,514.95
85,514.95
85,514.95
0.00
10.75%
10.76%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
160,331.82
160,331.82
160,331.82
0.00
8.88%
8.88%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
85,514.95
85,514.95
85,514.95
0.00
7.88%
7.88%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
106,889.33
106,889.33
106,889.33
0.00
6.63%
6.63%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
117,578.70
117,578.70
117,578.70
0.00
5.25%
5.25%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
106,889.33
106,889.33
106,889.33
0.00
4.00%
4.00%
30/360
5.229206258%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
48,600.06
48,600.06
48,600.06
0.00
3.38%
3.38%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
48,600.06
48,600.06
48,600.06
0.00
2.75%
2.75%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
19,436.06
19,436.06
19,436.06
0.00
2.50%
2.50%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
9,720.01
9,720.01
9,720.01
0.00
2.38%
2.38%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
9,720.01
9,720.01
9,720.01
0.00
2.25%
2.25%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
29,160.04
29,160.04
29,160.04
0.00
1.88%
1.88%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
145,797.82
145,797.82
145,797.82
0.00
0.00%
0.00%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
159,778.98
159,778.98
159,778.98
0.00
NA
NA
30/360
0.100394317%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
62,269.86
62,269.86
62,269.86
0.00
NA
NA
30/360
0.038102321%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8,545,987.13
8,545,987.13
8,545,987.13
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
05947U2M9
NR
Aaa
AAA
A-2
05947U2N7
NR
Aaa
AAA
A-3A
05947U2P2
NR
Aaa
AAA
A-3B
05947U3Y2
NR
Aaa
AAA
A-SB
05947U2Q0
NR
Aaa
AAA
A-4
05947U2R8
NR
Aaa
AAA
A-M
05947U2S6
NR
Aaa
AAA
A-J
05947U2T4
NR
Aaa
AAA
B
05947U2V9
NR
Aa2
AA
C
05947U2W7
NR
Aa3
AA-
D
05947U2X5
NR
A2
A
E
05947U2Z0
NR
A3
A-
F
05947U3A4
NR
Baa1
BBB+
G
05947U3B2
NR
Baa2
BBB
H
05947U3C0
NR
Baa3
BBB-
J
05947U3D8
NR
Ba1
BB+
K
05947U3E6
NR
Ba2
BB
L
05947U3F3
NR
Ba3
BB-
M
05947U3G1
NR
B1
B+
N
05947U3H9
NR
B2
B
O
05947U3J5
NR
B3
B-
P
05947U3K2
NR
NR
NR

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
XP
05947U2U1
NR
Aaa
AAA
XC
05947U2Y3
NR
Aaa
AAA
V
9ABSY1056
NR
NR
NR

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723053.1
Series 2005-5
Commercial Mortgage Pass-Through Certificates
30-Dec-05
10-Feb-06
12-Dec-05
10-Jan-06
10-Jan-06
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
1,000,000
%
5
7,652,026
0.39
127
5.45
0.33
%
1,000,000 to
2,000,000
%
3
7,842,931
0.40
115
5.31
0.00
%
2,000,000 to
3,000,000
%
7
25,594,496
1.31
114
5.21
0.00
%
3,000,000 to
4,000,000
%
10
45,184,790
2.30
115
5.18
0.46
%
4,000,000 to
5,000,000
%
12
76,228,102
3.89
100
5.10
0.39
%
5,000,000 to
7,500,000
%
11
96,438,516
4.92
93
5.26
0.84
%
7,500,000 to 10,000,000
%
16
198,300,925
10.11
116
5.09
0.45
%
10,000,000 to 15,000,000
%
13
226,362,282
11.55
111
5.22
0.30
%
15,000,000 to 20,000,000
%
9
223,598,053
11.40
108
5.03
0.15
%
20,000,000 to 30,000,000
%
8
282,964,850
14.43
102
5.27
0.41
%
30,000,000 to 50,000,000
%
6
450,802,316
22.99
116
5.56
0.30
%
50,000,000 to 100,000,000
%
3
319,600,000
16.30
80
5.27
0.48
%
100,000,000 &
Above
%
116,000,000
1,233,797
1,960,569,286
103
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
19,034,653
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
11
159,556,548
8.14
105
4.63
0.00
%
3.000%
%
to
4.794%
8
101,905,055
5.20
115
4.95
0.34
%
4.750%
%
to
4.999%
35
789,291,114
40.26
110
5.14
0.15
%
5.000%
%
to
5.249%
38
658,883,330
33.61
93
5.37
0.54
%
5.250%
%
to
5.499%
6
167,259,188
8.53
116
5.54
0.22
%
5.500%
%
to
5.749%
3
24,588,538
1.25
115
5.78
1.52
%
5.750%
%
to
5.999%
1
4,085,514
0.21
176
6.18
2.59
%
6.000%
%
to
6.499%
1
55,000,000
2.81
116
7.55
2.44
%
6.500%
%
&
Above
103
1,960,569,286
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.600%
7.546%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
218,656,548
11.15
56
5.36
0.71
%
%
to
0
59
1
103,600,000
5.28
75
5.13
0.00
%
%
to
60
79
0
0
0.00
0
0.00
0.00
%
%
to
80
109
18
454,288,451
23.17
115
5.07
0.00
%
%
to
110
119
1
1,508,541
0.08
177
5.33
0.00
%
%
&
120
Above
177
54
28
778,053,539
Minimum Remaining Term
Maximum Remaining Term
39.69
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
4
35,669,000
1.82
56
5.35
1.93
%
%
0
to
59
2
57,100,000
2.91
77
5.42
0.00
%
%
60
to
79
0
0
0.00
0
0.00
0.00
%
%
80
to
99
67
1,056,288,180
53.88
115
5.35
0.47
%
%
100
to
119
1
29,373,053
1.50
140
5.28
0.00
%
%
120
to
159
1
4,085,514
0.21
176
6.18
2.59
%
%
160
& Above
176
56
75
1,182,515,747
Minimum Remaining Term
Maximum Remaining Term
%
60.31

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723053.1
Series 2005-5
Commercial Mortgage Pass-Through Certificates
30-Dec-05
10-Feb-06
12-Dec-05
10-Jan-06
10-Jan-06
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
4
109,519,575
5.59
116
5.23
1.04
%
%
0.001 1.150
1
30,000,000
1.53
116
4.95
1.17
%
%
1.160 1.190
3
57,952,433
2.96
116
5.26
1.21
%
%
1.200 1.240
1
11,300,000
0.58
116
5.26
1.29
%
%
1.250 1.290
1
116,000,000
5.92
56
5.44
1.33
%
%
1.300 1.340
1
5,750,000
0.29
116
5.04
1.35
%
%
1.350 1.390
3
16,738,664
0.85
116
5.27
1.45
%
%
1.400 1.490
2
28,808,650
1.47
115
5.62
1.56
%
%
1.500 1.590
1
9,440,000
0.48
56
5.38
1.63
%
%
1.600 1.690
1
7,208,805
0.37
116
5.79
1.77
%
%
1.700 1.790
2
18,334,000
0.94
56
5.34
1.88
%
%
1.800 1.990
5
85,896,015
4.38
114
6.79
2.36
%
%
2.000 & Above
78
1,463,621,144
74.65
107
5.18
0.00
%
%
Unknown
2.590
0.980
103
1,960,569,286
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
103
1,960,569,286 100.00
105
5.28
0.37
%
%
0.001 1.150
0
0
0.00
0
0.00
0.00
%
%
1.160 1.190
0
0
0.00
0
0.00
0.00
%
%
1.200 1.240
0
0
0.00
0
0.00
0.00
%
%
1.250 1.290
0
0
0.00
0
0.00
0.00
%
%
1.300 1.340
0
0
0.00
0
0.00
0.00
%
%
1.350 1.390
0
0
0.00
0
0.00
0.00
%
%
1.400 1.490
0
0
0.00
0
0.00
0.00
%
%
1.500 1.590
0
0
0.00
0
0.00
0.00
%
%
1.600 1.690
0
0
0.00
0
0.00
0.00
%
%
1.700 1.790
0
0
0.00
0
0.00
0.00
%
%
1.800 1.990
0
0
0.00
0
0.00
0.00
%
%
2.000 & Above
0.840
0.260
103
1,960,569,286 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
23
556,042,148
28.36
112
5.27
0.03
%
%
New York
9
330,489,674
16.86
92
5.35
0.70
%
%
Florida
15
227,293,263
11.59
106
5.01
0.30
%
%
Arizona
2
105,291,452
5.37
76
5.14
0.02
%
%
Michigan
4
70,500,661
3.60
117
5.14
0.33
%
%
Pennsylvania
5
63,512,357
3.24
99
5.35
0.17
%
%
New Jersey
2
58,125,000
2.96
116
5.03
1.18
%
%
Indiana
3
55,387,823
2.83
115
4.93
0.74
%
%
Undefined
1
55,000,000
2.81
116
7.55
2.44
%
%
Nevada
2
49,492,728
2.52
116
5.04
0.95
%
%
Utah
2
46,800,000
2.39
112
5.28
0.00
%
%
Texas
3
43,873,053
2.24
132
5.29
0.00
%
%
Washington
4
37,799,379
1.93
79
5.37
0.00
%
%
Illinois
3
37,121,646
1.89
116
5.25
0.55
%
%
Maryland
3
36,982,781
1.89
116
5.24
0.39
%
%
North Dakota
1
30,218,051
1.54
114
5.53
0.00
%
%
Connecticut
3
29,997,299
1.53
114
4.68
0.00
%
%
Virginia
4
29,283,805
1.49
82
5.46
0.44
%
%
Ohio
1
15,887,004
0.81
115
5.77
1.55
%
%
Colorado
2
15,297,433
0.78
99
5.25
0.85
%
%
Mississippi
1
14,650,000
0.75
114
4.60
0.00
%
%
Multiple States
2
13,400,548
0.68
56
4.63
0.00
%
%
Georgia
2
11,361,000
0.58
78
4.85
0.00
%
%
Louisiana
1
9,310,454
0.47
115
5.30
0.00
%
%
Minnesota
1
5,400,000
0.28
116
5.20
0.00
%
%
North Carolina
1
4,850,000
0.25
116
5.09
0.00
%
%
Wisconsin
1
3,700,000
0.19
116
5.22
0.00
%
%
Missouri
1
2,267,931
0.12
115
5.30
0.00
%
%
South Carolina
1
1,233,797
0.06
117
5.50
0.00
%
%
100.00
1,960,569,286
103
%

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723053.1
Series 2005-5
Commercial Mortgage Pass-Through Certificates
30-Dec-05
10-Feb-06
12-Dec-05
10-Jan-06
10-Jan-06
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
19
805,381,215
41.08
102
5.44
0.36
%
%
Retail
40
525,808,111
26.82
112
5.05
0.12
%
%
Multifamily
17
322,475,338
16.45
101
5.20
0.50
%
%
Lodging
10
87,177,322
4.45
92
5.42
1.64
%
%
Industrial
4
64,549,536
3.29
100
5.17
0.00
%
%
Self Storage
6
53,221,184
2.71
116
5.27
0.00
%
%
Mixed Use
2
49,719,575
2.54
116
5.44
0.69
%
%
Mobile Home Park
4
36,350,000
1.85
116
5.10
0.47
%
%
Other
1
15,887,004
0.81
115
5.77
1.55
%
%
1,960,569,286
103
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
36
417,601,796
21.30
118
5.33
0.41
%
%
ARD
2
199,546,312
10.18
115
5.38
0.00
%
%
Full Amortizing
1
1,508,541
0.08
177
5.33
0.00
%
%
IO Maturity Balloon
25
576,998,687
29.43
85
5.08
0.27
%
%
IO/Amortizing/Balloon
39
764,913,951
39.01
110
5.37
0.53
%
%
1,960,569,286
103
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
0
59
1,090,044,951
55.60
104
0.48
%
%
5.26
0
to
4
40
673,978,660
34.38
109
0.11
%
%
5.13
5
to
8
4
196,545,675
10.02
93
0.68
%
%
5.84
9
or
More
103
1,960,569,286
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
12
254,325,548
12.97
56
5.36
0.88
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
3
160,700,000
8.20
76
5.23
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
85
1,510,576,631
77.05
115
5.27
0.33
%
%
2015
0
0
0.00
0
0.00
0.00
%
%
2016
3
34,967,107
1.78
146
5.38
0.30
%
%
2017 & Greater
100.00
1,960,569,286
103
%

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 723053.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1/10/2006
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 723053.1
Series 2005-5
10-Jan-06
103
100.00%
1,960,569,286
99.91%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
247
5.45%
5.23%
0
0
0
0
12-Dec-05
103
100.00%
1,961,135,991
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
106
247
5.28%
5.23%
0
0
0
0
10-Nov-05
103
100.00%
1,961,777,254
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
248
5.45%
5.40%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Dec-05
205,674.67
205,674.67
0.00
B
11
1-Dec-05
162,404.17
162,404.17
0.00
B
12
1-Dec-05
153,708.33
153,708.33
0.00
B
14
1-Dec-05
155,486.53
155,486.53
0.00
B
15
1-Dec-05
181,196.48
181,196.48
0.00
B
18
1-Dec-05
172,138.65
172,138.65
0.00
B
19
1-Dec-05
122,667.97
122,667.97
0.00
B
23
1-Dec-05
108,927.11
108,927.11
0.00
B
25
1-Dec-05
80,982.33
80,982.33
0.00
B
28
1-Dec-05
87,073.83
87,073.83
0.00
B
29
1-Dec-05
81,492.24
81,492.24
0.00
B
32
1-Dec-05
80,435.57
80,435.57
0.00
B
33
1-Dec-05
75,660.67
75,660.67
0.00
B
36
1-Dec-05
75,630.96
75,630.96
0.00
B
37
1-Dec-05
58,927.56
58,927.56
0.00
B
44
1-Dec-05
50,793.50
50,793.50
0.00
B
51
1-Dec-05
46,669.64
46,669.64
0.00
B
53
1-Dec-05
61,220.46
61,220.46
0.00
B
54
1-Dec-05
52,609.01
52,609.01
0.00
B
60
1-Dec-05
38,309.97
38,309.97
0.00
B
62
1-Dec-05
45,079.34
45,079.34
0.00
B
63
1-Dec-05
30,277.53
30,277.53
0.00
B
71
1-Dec-05
29,497.36
29,497.36
0.00
B
72
1-Dec-05
27,533.17
27,533.17
0.00
B
75
1-Dec-05
24,767.45
24,767.45
0.00
B
78
1-Dec-05
31,148.45
31,148.45
0.00
B
79
1-Dec-05
26,975.86
26,975.86
0.00
B
81
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Dec-05
24,928.53
24,928.53
0.00
B
85
1-Dec-05
24,918.17
24,918.17
0.00
B
88
1-Dec-05
22,856.42
22,856.42
0.00
B
89
1-Dec-05
18,039.01
18,039.01
0.00
B
93
1-Dec-05
17,916.38
17,916.38
0.00
B
97
1-Dec-05
12,551.77
12,551.77
0.00
B
98
1-Dec-05
12,810.75
12,810.75
0.00
B
99
2,401,309.84
2,401,309.84
Total
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-04
NY
5.44%
1-Sep-10
BACM505A
Office
1.33
116,000,000
543,396
1
AZ
5.13%
1-Apr-12
BACM505A
Office
0.00
103,600,000
457,876
2
NY
5.22%
1-Jul-15
BACM505A
Office
0.00
100,000,000
449,713
3
CA
5.55%
1-Oct-15
BACM505A
Office
0.00
99,546,312
582,629
4
CA
5.21%
1-Aug-15
BACM505A
Office
0.00
90,000,000
403,519
5
CA
5.22%
1-Sep-15
BACM505A
Office
0.00
90,000,000
404,550
6
FL
5.02%
1-Sep-15
BACM505A
Retail
0.00
59,500,000
256,949
7
FL
5.02%
1-Sep-15
BACM505A
Retail
0.00
22,500,000
97,166
8
CA
5.30%
1-Sep-15
BACM505A
Retail
0.00
56,756,004
316,524
9
31-Dec-04
DF
7.55%
1-Sep-15
BACM505B
Office
2.44
55,000,000
357,387
10
31-Dec-04
NV
5.02%
1-Sep-15
BACM505A
Multifamily
0.98
48,000,000
207,328
B
11
MI
5.04%
1-Sep-15
BACM505A
Industrial
0.00
37,727,223
163,704
B
12
CA
5.49%
1-Sep-10
BACM505A
Multifamily
0.00
37,650,000
177,990
13
UT
5.29%
1-Mar-15
BACM505A
Retail
0.00
34,000,000
154,879
B
14
PA
5.43%
1-Jun-12
BACM505A
Multifamily
0.00
33,500,000
156,640
B
15
FL
4.60%
1-Jul-15
BACM505A
Retail
0.00
18,800,000
74,526
16
FL
4.60%
1-Jul-15
BACM505A
Retail
0.00
13,900,000
55,101
17
30-Dec-04
NY
5.53%
1-Sep-15
BACM505A
Mixed Use
1.07
31,869,575
182,295
B
18
ND
5.53%
1-Jul-15
BACM505A
Retail
0.00
30,218,051
173,181
B
19
30-Dec-04
NJ
4.95%
1-Sep-15
BACM505A
Multifamily
1.17
30,000,000
127,875
20
IN
4.60%
1-Jul-15
BACM505A
Retail
0.00
29,850,000
118,329
21
TX
5.28%
1-Sep-17
BACM505A
Office
0.00
29,373,053
163,357
22
31-Dec-04
NJ
5.11%
1-Aug-15
BACM505A
Retail
1.20
28,125,000
123,637
B
23
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CT
4.60%
1-Jul-15
BACM505A
Retail
0.00
24,800,000
98,310
24
NY
5.40%
1-Jul-12
BACM505A
Office
0.00
23,600,000
109,740
B
25
WA
5.49%
1-Sep-10
BACM505A
Multifamily
0.00
23,350,000
110,387
26
MD
5.19%
1-Sep-15
BACM505A
Multifamily
0.00
21,600,000
96,608
27
FL
4.65%
1-Aug-15
BACM505A
Multifamily
0.00
20,400,000
81,685
B
28
30-Dec-04
MI
5.36%
1-Sep-15
BACM505A
Multifamily
1.23
19,000,000
87,728
B
29
NY
5.46%
1-Aug-15
BACM505A
Retail
0.00
18,902,981
107,404
30
CA
5.06%
1-Sep-15
BACM505A
Office
0.00
18,500,000
80,577
31
30-Dec-04
NY
5.28%
1-Oct-15
BACM505A
Multifamily
1.12
18,050,000
82,114
B
32
CA
5.27%
1-Aug-15
BACM505A
Mixed Use
0.00
17,850,000
81,050
B
33
FL
5.37%
1-Aug-15
BACM505A
Self Storage
0.00
17,707,321
99,631
34
PA
5.00%
1-Jul-15
BACM505A
Multifamily
0.00
17,134,007
92,602
35
CA
5.27%
1-Sep-15
BACM505A
Retail
0.00
16,800,000
76,239
B
36
VA
5.36%
1-Aug-10
BACM505A
Industrial
0.00
16,500,000
76,199
B
37
IL
5.21%
1-Sep-15
BACM505A
Mobile Home Park
0.00
16,000,000
71,796
38
30-Dec-04
OH
5.77%
1-Aug-15
BACM505A
Other
1.55
15,887,004
100,850
39
CA
4.93%
1-Aug-15
BACM505A
Retail
0.00
15,230,969
82,705
40
MS
4.60%
1-Jul-15
BACM505A
Retail
0.00
14,650,000
58,074
41
CA
5.35%
1-Sep-15
BACM505A
Self Storage
0.00
14,339,060
80,447
42
31-Dec-04
IN
5.43%
1-Oct-15
BACM505A
Lodging
2.06
13,937,823
85,388
43
CA
5.30%
1-Jul-15
BACM505A
Office
0.00
13,000,000
59,375
B
44
30-Dec-04
IL
5.44%
1-Sep-15
BACM505A
Lodging
1.57
12,921,646
79,366
45
UT
5.24%
1-Sep-15
BACM505A
Office
0.00
12,800,000
57,756
46
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.09%
1-Sep-15
BACM505A
Retail
0.00
12,264,897
66,823
47
FL
4.74%
1-Oct-15
BACM505A
Multifamily
0.00
12,000,000
48,980
48
CA
4.93%
1-Aug-15
BACM505A
Retail
0.00
11,781,996
63,783
49
30-Dec-04
IN
5.17%
1-Aug-15
BACM505A
Multifamily
1.07
11,600,000
51,643
50
30-Dec-04
MD
5.26%
1-Sep-15
BACM505A
Retail
1.29
11,300,000
51,183
B
51
CA
4.93%
1-Oct-15
BACM505A
Retail
0.00
11,178,071
61,066
52
CA
4.97%
1-Sep-15
BACM505A
Office
0.00
11,000,000
47,049
B
53
31-Dec-04
CO
5.49%
1-Oct-15
BACM505A
Multifamily
1.20
10,827,433
61,594
B
54
FL
4.97%
1-Jul-15
BACM505A
Office
0.00
10,800,000
46,240
55
30-Dec-04
FL
5.35%
1-Sep-10
BACM505A
Lodging
1.86
9,824,000
45,259
56
CA
5.25%
1-Oct-15
BACM505A
Office
0.00
9,569,623
53,006
57
30-Dec-04
FL
5.38%
1-Sep-10
BACM505A
Lodging
1.63
9,440,000
43,733
58
LA
5.30%
1-Aug-15
BACM505A
Multifamily
0.00
9,310,454
51,947
59
30-Dec-04
NY
5.40%
1-Sep-15
BACM505A
Lodging
1.45
8,647,212
52,907
B
60
30-Dec-04
FL
5.33%
1-Sep-10
BACM505A
Lodging
1.91
8,510,000
39,059
61
TX
5.27%
1-Oct-15
BACM505A
Retail
0.00
8,500,000
38,603
B
62
NY
4.95%
1-Jul-15
BACM505A
Office
0.00
8,442,227
45,370
B
63
IL
5.01%
1-Jul-15
BACM505A
Mobile Home Park
0.00
8,200,000
35,397
64
FL
5.24%
1-Aug-15
BACM505A
Office
0.00
8,100,000
36,549
65
30-Dec-04
FL
5.35%
1-Sep-10
BACM505A
Lodging
2.39
7,895,000
36,372
66
GA
4.72%
1-Sep-10
BACM505A
Retail
0.00
7,286,000
28,646
67
30-Dec-04
VA
5.79%
1-Sep-15
BACM505A
Lodging
1.77
7,208,805
45,786
68
XX
4.60%
1-Sep-10
BACM505A
Retail
0.00
7,212,548
27,648
69
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.06%
1-Oct-15
BACM505A
Self Storage
0.00
7,000,000
30,519
B
71
WA
5.31%
1-Aug-15
BACM505A
Retail
0.00
6,500,000
29,721
B
72
31-Dec-04
CA
5.01%
1-Oct-15
BACM505A
Mobile Home Park
1.45
6,400,000
27,627
73
XX
4.67%
1-Sep-10
BACM505A
Retail
0.00
6,188,000
24,071
74
TX
5.37%
1-Sep-15
BACM505A
Industrial
0.00
6,000,000
27,740
B
75
29-Dec-04
CA
5.04%
1-Sep-15
BACM505A
Mobile Home Park
1.35
5,750,000
24,965
77
CA
5.09%
1-Oct-15
BACM505A
Retail
0.00
5,700,000
24,964
B
78
PA
5.37%
1-Oct-15
BACM505A
Lodging
0.00
5,582,749
31,341
B
79
MN
5.20%
1-Sep-15
BACM505A
Self Storage
0.00
5,400,000
24,189
80
30-Dec-04
NY
5.10%
1-Sep-15
BACM505A
Retail
2.07
4,977,679
27,147
B
81
CA
5.01%
1-Aug-15
BACM505A
Retail
0.00
4,922,123
26,591
82
NC
5.09%
1-Sep-15
BACM505A
Retail
0.00
4,850,000
21,254
83
CA
5.05%
1-Aug-15
BACM505A
Self Storage
0.00
4,800,000
20,873
84
WA
5.10%
1-Sep-15
BACM505A
Retail
0.00
4,599,379
25,087
B
85
CO
4.67%
1-Jul-10
BACM505A
Retail
0.00
4,470,000
17,388
86
CA
5.25%
1-Jul-15
BACM505A
Industrial
0.00
4,322,313
24,029
87
30-Dec-04
PA
6.18%
1-Sep-20
BACM505A
Multifamily
2.59
4,085,514
25,059
B
88
MD
5.39%
1-Sep-15
BACM505A
Retail
0.00
4,082,781
22,997
B
89
GA
5.09%
1-Sep-15
BACM505A
Retail
0.00
4,075,000
17,857
90
FL
5.30%
1-Jul-15
BACM505A
Self Storage
0.00
3,974,803
22,212
91
CA
5.17%
1-Jan-15
BACM505A
Retail
0.00
3,945,675
21,893
92
FL
5.35%
1-Sep-15
BACM505A
Retail
0.00
3,942,139
18,175
B
93
WI
5.22%
1-Sep-15
BACM505A
Multifamily
0.00
3,700,000
16,628
94
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CT
4.99%
1-Aug-15
BACM505A
Retail
0.00
3,471,791
20,442
95
WA
5.07%
1-Jul-15
BACM505A
Office
0.00
3,350,000
14,626
96
PA
5.37%
1-Oct-15
BACM505A
Lodging
0.00
3,210,087
18,027
B
97
VA
5.11%
1-Sep-15
BACM505A
Retail
0.00
2,875,000
12,651
B
98
VA
5.55%
1-Aug-15
BACM505A
Office
0.00
2,700,000
12,904
B
99
MO
5.30%
1-Aug-15
BACM505A
Multifamily
0.00
2,267,931
12,654
100
CT
5.11%
1-Jul-15
BACM505A
Retail
0.00
1,725,508
11,656
102
30-Dec-04
AZ
5.53%
1-Aug-15
BACM505A
Retail
1.49
1,691,452
9,684
103
MI
5.33%
1-Oct-20
BACM505A
Retail
0.00
1,508,541
12,386
104
NV
5.83%
1-Jul-15
BACM505A
Retail
0.00
1,492,728
7,499
105
SC
5.50%
1-Oct-15
BACM505A
Retail
0.00
1,233,797
7,026
106
1,960,569,286
9,475,110
0
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Jan-06
10-Jan-06
12-Dec-05
10-Feb-06
30-Dec-05
Commercial Mortgage Pass-Through Certificates
Series 2005-5
ABN AMRO Acct: 723053.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
06-Jan-2006 - 11:22 (Y056-Y108) (c) 2006 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..